BLACKROCK ETF TRUST II

iShares Global Government Bond USD Hedged Active ETF

(the “Fund”)

Supplement dated August 27, 2026 to

the Prospectus and Statement of Additional Information (“SAI”) of the Fund,

each dated February 27, 2026, as supplemented to date

Beginning in September 2026 with the first dividends payable on or about October 6, 2026, the Fund expects to declare and distribute dividends from net investment income on a quarterly basis, rather than annually, in accordance with the Fund’s distribution policies as set forth in the Prospectus and SAI of the Fund. The last annual dividends for the Fund were declared on December 18, 2025 and paid on December 24, 2025, and the first quarterly dividends for the Fund are expected to be declared on or about September 30, 2026 and paid on or about October 6, 2026.

Therefore, effective immediately, the following changes are made to the Fund’s Prospectus and SAI, as applicable:

The first paragraph of the “Shareholder Information — Dividends and Distributions” section of the Prospectus is hereby deleted in its entirety and replaced with the following:

General Policies. Dividends from net investment income, if any, generally are declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

The first sentence of the second paragraph of “Taxes — Taxation of U.S. Shareholders” in the SAI is hereby deleted in its entirety and replaced with the following:

The Fund intends to distribute quarterly to its shareholders substantially all of its investment company taxable income and annually any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers).

Shareholders should retain this Supplement for future reference.

PRSAI-CGOV-0826SUP